                                                                    Exhibit 10.2


                                SECOND AMENDMENT
                                       TO
                           PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT, dated as of September 23, 2003 (the "Amendment"), to the PURCHASE AND SALE AGREEMENT, dated as of December 21, 2001 (the "Agreement"), is among PerkinElmer, Inc., a Massachusetts corporation, PerkinElmer Holdings, Inc., a Massachusetts corporation, PerkinElmer LAS, Inc. (formerly known as PerkinElmer Life Sciences, Inc.), a Delaware corporation, PerkinElmer Optoelectronics NC, Inc., a Delaware corporation, PerkinElmer Optoelectronics SC, Inc., a Delaware corporation, and PerkinElmer Canada, Inc., a Canada corporation, Applied Surface Technology, Inc., a California corporation ("Applied Surface ") and PerkinElmer Automotive Research, Inc., a Texas corporation ("Automotive Research") (each an "Originator" and collectively, the "Originators"), PerkinElmer Receivables Company, a Delaware corporation ("Buyer").


                                   WITNESSETH

     WHEREAS, the Originators and the Buyer have previously entered into the Agreement pursuant to which the Originators agreed to sell to Buyer, and Buyer agreed to buy from each of the Originators, all of the Receivables, all Related Security and all proceeds thereof generated by each such Originator;

     WHEREAS, pursuant to a certain Receivables Sale Agreement, dated as of December 21, 2001, among the Buyer, PerkinElmer, Inc., Windmill Funding Corporation and ABN AMRO Bank N.V. as agent for the Purchasers (the "Agent ") the Buyer has sold an interest in the Receivables and assigned and granted a security interest in all of Buyer's right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

     WHEREAS, PerkinElmer Life Sciences, Inc. has changed its name to PerkinElmer LAS, Inc. and PerkinElmer Instruments LLC has merged into PerkinElmer LAS, Inc.;

     WHEREAS, the parties wish to remove Receptor Biology, Inc. as a party to the Agreement and as an "Originator."

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

     Section 2. Amendments to Agreement. (a) Any reference to PerkinElmer Instruments LLC is hereby deemed to now read as PerkinElmer LAS, Inc.

     (b) Any references to Receptor Biology, Inc. appearing in the Agreement are hereby deleted.

     (c) From and after the Effective Date, the term "Originator" shall be amended by deleting PerkinElmer Instruments LLC and Receptor Biology, Inc. and including PerkinElmer LAS, Inc. In addition, from and after the Effective Date, PerkinElmer LAS, Inc. agrees to continue to be bound by all of the terms and conditions applicable to an Originator contained in the Agreement and the other Transaction Documents.

     Section 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

     Section 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same instrument.

     Section 5. Representations. Each of the Originators severally represents and warrants to the Buyer and its assignee that except as described in the Parent's Annual Reports on Form 10-K for the fiscal year ended December 29, 2002 and Form 10-Q for the fiscal quarters ended March 30, 2003 and June 29, 2003, there has been no material adverse change since December 29, 2002 in (i) such Originator's financial condition, business, operations or prospects or (ii) such Originator's ability to perform its obligations under any Transaction Document.

     Section 6. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of Illinois.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                   PERKINELMER, INC., as Originator and Initial
                                     Collection Agent


                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Assistant Clerk
                                             -----------------------------------


                                   PERKINELMER HOLDINGS, INC., as Originator


                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Clerk
                                             -----------------------------------


                                   PERKINELMER LAS, INC., as Originator


                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Assistant Secretary
                                             -----------------------------------


                                   PERKINELMER OPTOELECRRONICS NC, INC., as
                                     Originator

                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                   PERKINELMER OPTOELECTRONICS SC, INC., as
                                     Originator


                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Secretary
                                             -----------------------------------


                                   PERKINELMER CANADA, INC., as Originator


                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Assistant Secretary
                                             -----------------------------------


                                   APPLIED SURFACE TECHNOLOGY, INC., as
                                     Originator


                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Secretary
                                             -----------------------------------


                                   PERKINELMER AUTOMOTIVE RESEARCH, INC., as
                                     Originator


                                   By /s/ John L. Healy
                                      ------------------------------------------
                                      Name: John L. Healy
                                            ------------------------------------
                                      Title: Secretary
                                             -----------------------------------


                                   PERKINELMER RECEIVABLES COMPANY, as Buyer

                                   By /s/ David C. Francisco
                                      ------------------------------------------
                                      Name: David C. Francisco
                                            ------------------------------------
                                      Title: Assistant Treasurer
                                             -----------------------------------

                                   CONSENTED AND AGREED To:

                                   ABN AMRO BANK N.V., as Agent


                                   By /s/ Patricia M. Luken
                                      ------------------------------------------
                                      Name: Patricia M. Luken
                                            ------------------------------------
                                      Title: Group Vice President
                                             -----------------------------------


                                   By /s/ Thomas J. Educate
                                      ------------------------------------------
                                      Name: Thomas J. Educate
                                            ------------------------------------
                                      Title: Senior Vice President
                                             -----------------------------------


                                   WINDMILL FUNDING CORPORATION


                                   By /s/
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                   CONSENTED AND AGREED TO:

                                   ABN AMRO BANK N.V., as Agent


                                   By /s/
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                   By /s/
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                   WINDMILL FUNDING CORPORATION


                                   By /s/ Bernard J. Angelo
                                      ------------------------------------------
                                      Name: Bernard J. Angelo
                                            ------------------------------------
                                      Title: Vice President
                                             -----------------------------------

                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

     The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the "Guaranty") and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.


                                   PERKINELMER, INC.


                                   By /s/ Robert F. Friel
                                      ------------------------------------------
                                      Name: Robert F. Friel
                                            ------------------------------------
                                      Title: Senior Vice President
                                             -----------------------------------